                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2000


                               U.S. FOODSERVICE
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                         0-24954                 52-1634568
(State or Other Jurisdiction of       (Commission File Number)     (IRS Employer
        Incorporation)                                            Identification No.)

        9755 Patuxent Woods Drive
           Columbia, Maryland                            21046
 (Address of Principal Executive Offices               (ZIP Code)

Registrant's telephone number, including area code: (410) 312-7100

                                Not applicable
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

          On February 8, 2000, U.S. Foodservice issued a press release which is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference in this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            99. Press Release, dated February 8, 2000.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S. FOODSERVICE


Date:   February 10, 2000     /s/ David M. Abramson
                              ---------------------
                              David M. Abramson
                              Executive Vice President and
                              General Counsel

                                       3